UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 6, 2008

Lifetime Brands, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-19254	11-2682486
(Commission File Number)	(IRS Employer Identification No.)

1000 Stewart Avenue, Garden City, New York 11530

(Address of Principal Executive Offices)(Zip Code)

(Registrant’s Telephone Number, Including Area Code)516-683-6000

(Former Name or Former Address, if Changed Since Last Report)N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On November 6, 2008, Lifetime Brands, Inc. (the “Company”) held an earnings conference call regarding the Company’s results for quarter ended September 30, 2008. A transcript of this earnings conference call is furnished herewith as Exhibit 99.1. The attached transcript is a textual reproduction of the earnings conference call and there may be minor omissions or discrepancies. An audio broadcast of the earnings conference call is available at www.lifetimebrands.com.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits
	99.1	A copy of the transcript of the earnings conference call held by Lifetime Brands, Inc. on Thursday, November 6, 2008.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lifetime Brands, Inc.

By:	/s/ Laurence Winoker
Laurence Winoker
Senior Vice President – Finance, Treasurer
and Chief Financial Officer

Date: November 7, 2008